Exhibit 10.2

FIRST AMENDMENT TO EQUITY CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THE EQUITY CREDIT AGREEMENT (this "Amendment") is made and entered into as of May 17, 2010 by and between COVENANT GROUP OF CHINA INC., a Nevada corporation (the "Company"), and SOUTHRIDGE PARTNERS II, LP, a Delaware limited partnership (the "Investor").

BACKGROUND

A.           On January 31, 2010, the Company and the Investor entered into an Equity Credit Agreement (the "Original Agreement").

B.           On March 31, 2010, the Company filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) in accordance with the terms of a Registration Rights Agreement entered into by the Parties dated January 31, 2010 between the Company and the Investor.

C.           The Company and the Investor now desire to amend the Original Agreement as set forth herein based on the SEC’s comments to the Registration Statement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.   Section 10.3 of the Agreement is hereby amended to read in its entirety as follows:

“ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Investor and their respective successors. Neither this Agreement nor any rights or obligations of Investor or the Company hereunder may be assigned or delegated by either party to any other person.”

3.   Except as expressly modified in this Amendment, all of the remaining terms and conditions of the Original Agreement shall continue in full force and effect and are hereby ratified and confirmed.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

COVENANT GROUP OF CHINA INC.

By:	/s/Kenneth Wong
Kenneth Wong,
President

SOUTHRIDGE PARTNERS II, LP

By: SOUTHRIDGE ADVISORS LLC

By:	/s/Stephen Hicks
Stephen Hicks
Manager

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